                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2004


                                 LINK ENERGY LLC
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-50195                 76-0424520
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


 2000 WEST SAM HOUSTON PARKWAY SOUTH,
      SUITE 400, HOUSTON, TEXAS                             77042
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 993-5200

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        Earlier today, Link Energy LLC (the "Company") issued a press release announcing the sale of its entire crude oil marketing, pipeline and trucking transportation business to Plains All American Pipeline, L.P. A copy of the press release is attached hereto as Exhibit 99.1.

        The above information is being furnished under Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        The following exhibit is furnished herewith:

        99.1   Link Energy LLC press release dated March 31, 2004.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2004


                                 By: /s/ H. Keith Kaelber
                                     -------------------------------
                                     H. Keith Kaelber
                                     Executive Vice President and
                                     Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                 EXHIBIT DESCRIPTION
--------------                 -------------------

    99.1          Link Energy LLC press release dated March 31, 2004.